                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITOR's CONSENT


We consent to the incorporation by reference in Registration Statements on Form S-8 No. 333-06659, No. 333-19315 and 333-29221 of Fine Host Corporation of our report dated April 7, 1998, appearing on page F-2 of this Annual Report on Form 10-K.

PRICE WATERHOUSE LLP
Stamford, Connecticut
April 13, 1998